UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2012

FOSSIL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19848 (Commission File Number)	75-2018505 (IRS Employer Identification No.)

901 S. Central Expressway Richardson, Texas (Address of principal executive offices)	75080 (Zip Code)

Registrant’s telephone number, including area code (972) 234-2525

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously announced, Mark Quick retired from his position as the Vice Chairman of Fossil, Inc. (the “Company”) and was appointed to the Company’s Board of Directors effective October 26, 2012.

On October 26, 2012, the Company entered into a First Amendment to the Restricted Stock Unit Award Under the 2004 Long-Term Incentive Plan of Fossil, Inc. (the “RSU Amendment”) and a First Amendment to the Stock Appreciation Rights Award Under the 2004 Long-Term Incentive Plan of Fossil, Inc. (the “SAR Amendment”) for Mr. Quick.

Under each of the Restricted Stock Unit Award (the “RSU Award”) and the Stock Appreciation Rights Award (the “SAR Award”) granted to Mr. Quick on March 15, 2008, unvested restricted stock units would have been forfeited, and unvested stock appreciation rights would have been terminated, in the event that Mr. Quick ceased to be employed by the Company or any of its subsidiaries.  The RSU Amendment and the SAR Amendment amend the RSU Award and SAR Award, respectively, to permit continued vesting of the restricted stock units and stock appreciation rights if Mr. Quick continuously serves as an employee or nonemployee member of the Company’s Board of Directors.

In addition, effective October 26, 2012, the Company began paying a portion of Mr. Quick’s COBRA premiums for medical insurance.  The amount paid by the Company is the portion of the premium that is in excess of the premium Mr. Quick paid prior to his retirement as the Company’s Vice Chairman.  The Company agreed to pay a portion of these premiums until October 26, 2013.

The foregoing descriptions of the RSU Amendment and SAR Amendment are qualified in their entirety by reference to Exhibits 10.1 and 10.2, which are incorporated herein by reference and filed as exhibits hereto.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Number	Description of Exhibit
10.1	First Amendment to the Restricted Stock Unit Award Under the 2004 Long-Term Incentive Plan of Fossil, Inc. for Mark Quick, dated as of October 26, 2012.
10.2	First Amendment to the Stock Appreciation Rights Award Under the 2004 Long-Term Incentive Plan of Fossil, Inc. for Mark Quick, dated as of October 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSSIL, INC.

Date: November 1, 2012	By:	/s/ Mike L. Kovar
	Name:	Mike L. Kovar
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description of Exhibit
10.1	First Amendment to the Restricted Stock Unit Award Under the 2004 Long-Term Incentive Plan of Fossil, Inc. for Mark Quick, dated as of October 26, 2012.
10.2	First Amendment to the Stock Appreciation Rights Award Under the 2004 Long-Term Incentive Plan of Fossil, Inc. for Mark Quick, dated as of October 26, 2012.